                                                                    EXHIBIT 10.5



                              REVOLVING CREDIT NOTE


$4,500,000                                                    New York, New York
                                                                   April 3, 1997


            FOR VALUE RECEIVED, the undersigned, UNIDIGITAL ELEMENTS (NY), INC., a New York corporation, UNIDIGITAL/CARDINAL CORPORATION, a Delaware corporation, UNIDIGITAL ELEMENTS (SF), INC., a Delaware corporation, and UNIDIGITAL/BORIS CORPORATION, a Massachusetts corporation (the "Borrowers"), hereby jointly and severally, unconditionally promise to pay to the order of THE CHASE MANHATTAN BANK (the "Lender"), at its office at 600 Fifth Avenue, New York, New York 10020 on the Maturity Date in lawful money of the United States of America and in immediately available funds, the principal amount of (a) FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000), or, if less, (b) the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to the Credit Agreement (referred to below). The Borrowers further agree, jointly and severally, to pay interest on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

            The holder of this Note is authorized to record on the schedule annexed hereto or on a continuation thereof the date, Type and amount of each Revolving Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or repayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto (which recordation shall, in accordance with Section 2.08(c) of the Credit Agreement, constitute prima facie evidence of the accuracy of the information recorded); provided, however, that the failure to make any such recordation shall not affect the obligations of the Borrowers in respect of such Revolving Loans.

            This Note is the Revolving Credit Note referred to in the Credit Agreement dated as of April 3, 1997 (the "Credit Agreement"), among the Borrowers and the Lender, and is secured as provided therein and in the Security Documents and is subject to optional and mandatory prepayment as set forth in the Credit Agreement.

            Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

            All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

            Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                    UNIDIGITAL ELEMENTS (NY), INC.




                                    By:___________________________________
                                       Name:
                                       Title:

                                    UNIDIGITAL/CARDINAL CORPORATION



                                    By:___________________________________
                                       Name:
                                       Title:


                                    UNIDIGITAL ELEMENTS (SF), INC.



                                    By:___________________________________
                                       Name:
                                       Title:


                                    UNIDIGITAL/BORIS CORPORATION



                                    By:___________________________________
                                       Name:
                                       Title:

                                                                      SCHEDULE 1
                                                        TO REVOLVING CREDIT NOTE


                  LOANS, CONVERSIONS AND PAYMENTS OF ABR LOANS

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                                           Amount of        Amount of      Unpaid
                                           ABR Loans       Eurodollars    Principal
Date       Amount of      Amount of       Converted to        Loans       Balance       Notation
           ABR Loans      Principal     Eurodollar Loans  Converted to       of         Made By
                           Repaid                           ABR Loans     ABR Loans
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
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                                                                      SCHEDULE 2
                                                        TO REVOLVING CREDIT NOTE


               LOANS, CONVERSIONS AND PAYMENTS OF EURODOLLAR LOANS

=========================================================================================================
                                            Amount of         Amount of          Unpaid
Date       Amount of       Amount of     Eurodollar Loan      ABR Loans         Principal
           Eurodollar      Principal      Converted to       Converted to       Balance of       Notation
             Loans          Repaid          ABR Loan       Eurodollar Loans   Eurodollar Loans    Made By
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